UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2019

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

125 High Street Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HMHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2019, the Board of Directors (the “Board”) of Houghton Mifflin Harcourt Company (the “Company”) approved amendments to the Company’s Amended and Restated By-Laws (as amended, the “By-Laws”). The amendments, which were effective upon adoption by the Board, include:

•	Eliminating references to director nomination agreements between the Company and stockholders and any related requirements that have expired according to their terms (Definitions, Sections 3.2, 3.3, 3.5, and 6.8);

•	Removing requirements relating to director qualifying shares (Definitions, Section 3.4);

•	Clarifying that the record date for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights shall be the close of business on the day on which the Board adopts the resolution relating thereto
(Section 2.4(B));

•	Updating the names and responsibilities of the committees of the Board to conform to updates to the committee charters (Article 4);

•	Removing other outdated or inapplicable requirements and references, including references to the first annual meeting of stockholders to be held after registration under the Exchange Act of 1934 (Sections 2.2, 3.3, and 3.10); and

•	Providing for certain non-substantive changes and changes to conform to current provisions of the Delaware General Corporation Law, including that quorum shall be present at any Board meeting if the greater of (i) the majority of directors then in office and (ii) one-third of the total number of directors established by the Board are present and that any two authorized officers of the Company may sign stock certificates (Definitions, Sections 2.5, 2.7, 2.13, 3.15, 3.17, Article 4, 5.2, 6.1, and 6.4).

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Registrant, as amended, effective September 24, 2019.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

Dated: September 30, 2019

	By:	/s/ William F. Bayers
	Name:	William F. Bayers
	Title:	Executive Vice President, Secretary and General Counsel